SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SunAmerica Income Funds

SunAmerica Equity Funds

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1)	Title of each class of securities to which transaction applies:

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SUNAMERICA INCOME FUNDS

SUNAMERICA EQUITY FUNDS

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

(800) 858-8850

January [    ], 2010

Dear Shareholder:

A special joint meeting (the “Special Meeting”) of the shareholders of (i) the SunAmerica Strategic Bond Fund, a series of SunAmerica Income Funds (the “Strategic Bond Fund”), (ii) the SunAmerica International Equity Fund, a series of SunAmerica Equity Funds (the “International Equity Fund”), and (iii) the SunAmerica International Small-Cap Fund, a series of SunAmerica Equity Funds (the “International Small-Cap Fund” and together with the Strategic Bond Fund and the International Equity Fund, the “Funds” and each, a “Fund”), will be held at the offices of SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, February 16, 2010, at 9:30 a.m. Eastern Time, to vote on the proposals described in the enclosed joint proxy statement (the “Proxy Statement”).

You are receiving the enclosed Proxy Statement because you own shares in the Strategic Bond Fund, the International Equity Fund and/or the International Small-Cap Fund.

SunAmerica serves as the investment adviser to each Fund pursuant to investment advisory and management agreements between SunAmerica and each Fund (each, an “Advisory Agreement” and together, the “Advisory Agreements”). AIG Global Investment Corp. (“AIGGIC”) served as a subadviser to each Fund pursuant to subadvisory agreements between SunAmerica and AIGGIC (each, a “Prior Subadvisory Agreement” and together, the “Prior Subadvisory Agreements”).

On September 5, 2009, American International Group, Inc. entered into an agreement to sell a portion of AIG Investments, including its interest in AIGGIC, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group (the “Transaction”). Prior to and in preparation for the closing of the Transaction, AIG intends to merge AIGGIC with and into PineBridge Investments LLC, a Delaware limited liability company (“PineBridge”). PineBridge, as successor to AIGGIC, would remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge. The closing of the Transaction will result in an “assignment” of the Prior Subadvisory Agreements which, under the terms of the Prior Subadvisory Agreements and as required by law, will result in the automatic termination of each of the Prior Subadvisory Agreements. As detailed in the enclosed proxy, however, the Transaction will not result in any material changes to the portfolio management team, other personnel, investment processes, day-to-day operations, or the services PineBridge, as successor to AIGGIC, will provide to the Funds. At an in-person meeting on November 9, 2009, the Board of Trustees of SunAmerica Income Funds and SunAmerica Equity Funds (the “Board”), approved new subadvisory agreements with respect to the Funds between SunAmerica and PineBridge, as successor to AIGGIC (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”). The New Subadvisory Agreements are subject to approval by each Fund’s respective shareholders.

The terms of each New Subadvisory Agreement are substantially similar to the terms of the respective Prior Subadvisory Agreement, with certain exceptions detailed in the enclosed Proxy Statement. In particular, the fees payable by SunAmerica to PineBridge pursuant to the New Subadvisory Agreements will be identical to the fees payable by SunAmerica to AIGGIC pursuant to the Prior Subadvisory Agreements. SunAmerica, and not the Funds, is responsible for payment of the subadvisory fees to AIGGIC and this arrangement will not change as a result of the approval of the New Subadvisory Agreements.

To ensure uninterrupted subadvisory services during the period prior to the Special Meeting, the Board also approved, at the November 9, 2009 meeting, interim subadvisory agreements between SunAmerica and PineBridge, with respect to the Funds (each, an “Interim Subadvisory Agreement” and together, the “Interim Subadvisory Agreements”). The Interim Subadvisory Agreements were approved by the Board pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended. Each Fund’s Interim Subadvisory Agreement provides for PineBridge to continue its portfolio management responsibilities pursuant to terms that are identical to the terms of the respective Prior Subadvisory Agreement, with certain exceptions detailed in the enclosed Proxy Statement. In particular, the fees payable by SunAmerica to PineBridge pursuant to the Interim Subadvisory Agreements are identical to the fees payable by SunAmerica to PineBridge pursuant to the Prior

Subadvisory Agreements. The Interim Subadvisory Agreements will go into effect upon the closing of the Transaction and will remain in effect for 150 days thereafter, or until a Fund’s New Subadvisory Agreement is approved by that Fund’s shareholders, whichever is earlier.

In addition to approving the New Subadvisory Agreements and the Interim Subadvisory Agreements at the November 9, 2009 meeting, the Board also approved the operation of the Strategic Bond Fund and the International Equity Fund in a manner consistent with the exemptive order received from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval (the “Manager of Managers Order”). The operation of the Strategic Bond Fund and the International Equity Fund in this manner is subject to shareholder approval.

The purpose of the Proxy Statement is to ask you to vote, with respect only to the Fund or Funds in which you are a shareholder, in favor of the proposals to approve (i) the New Subadvisory Agreement(s) between SunAmerica and PineBridge and (ii) the operation of the Strategic Bond Fund and the International Equity Fund in a manner consistent with the Manager of Managers Order.

The Board recommends that you vote “FOR” the proposals with respect to your Fund. The Proxy Statement contains detailed information about the proposals, and SunAmerica recommends that you read it carefully before voting. SunAmerica has also attached a “Questions and Answers” section to assist you in evaluating the proposals.

We appreciate your cooperation and continued support.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President and CEO
SunAmerica Asset Management Corp.

A proxy card for each Fund is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card for each of the Funds in which you are a shareholder in the postage prepaid envelope provided, or follow the instructions on each proxy card to vote by telephone or over the internet.

QUESTIONS AND ANSWERS

Q:	WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	The purpose of this proxy solicitation is to ask you to vote, with respect only to the Fund or Funds (as defined below) in which you are a shareholder, in favor of the proposals (i) to approve the New Subadvisory Agreement(s) (as defined below) between SunAmerica Asset Management Corp. (“SunAmerica”) and PineBridge Investments LLC (“PineBridge”) (“Proposal 1”) and (ii) to approve the operation of the SunAmerica Strategic Bond Fund (the “Strategic Bond Fund”) and the SunAmerica International Equity Fund (the “International Equity Fund”) in a manner consistent with the exemptive order received from the Securities and Exchange Commission (the “SEC”) that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval (the “Manager of Managers Order”) (“Proposal 2” and together with Proposal 1, the “Proposals”).

Q:	WHO IS ASKING FOR MY VOTE?

A:

The Board of Trustees of SunAmerica Income Funds and SunAmerica Equity Funds (the “Board”), on behalf of (i) the Strategic Bond Fund, a series of SunAmerica Income Funds, (ii) the International Equity Fund, a series of SunAmerica Equity Funds, and (iii) the SunAmerica International Small-Cap Fund, a series of SunAmerica Equity Funds (the “International Small-Cap Fund” and together with the Strategic Bond Fund and the International Equity Fund, the “Funds” and each, a “Fund”), have each requested the vote of the Funds’ respective shareholders at a special joint meeting of shareholders (the “Special Meeting”) to be held at the offices of SunAmerica, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, February 16, 2010, at 9:30 a.m. EST.

Q:	WHY AM I BEING ASKED TO VOTE FOR PROPOSAL 1?

A:	AIG Global Investment Corp. (“AIGGIC”) serves as a subadviser to each Fund pursuant to subadvisory agreements between SunAmerica and AIGGIC (each, a “Prior Subadvisory Agreement” and together, the “Prior Subadvisory Agreements”). On September 5, 2009, American International Group, Inc. entered into an agreement to sell a portion of AIG Investments, including its interest in AIGGIC, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group (the “Transaction”). Prior to and in preparation for the closing of the Transaction, AIG intends to merge AIGGIC with and into PineBridge Investments LLC, a Delaware limited liability company (“PineBridge”). PineBridge, as successor to AIGGIC, would remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge, at which time the subadvisory agreements between SunAmerica and PineBridge, the successor to AIGGIC, would automatically terminate pursuant to the terms of each agreement and as required by law. At an in-person meeting held on November 9, 2009, the Board, including the Board’s trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended, approved new subadvisory agreements with respect to the Funds between SunAmerica and PineBridge (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”). Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser.

Q:	WHAT WILL HAPPEN IF A FUND’S SHAREHOLDERS DO NOT APPROVE THE FUND’S NEW SUBADVISORY AGREEMENT?

A:	If a New Subadvisory Agreement is not approved by shareholders of a Fund, the Board will take such action with respect to such Fund as it deems to be in the best interest of the Fund and its shareholders. The approval of one Fund’s New Subadvisory Agreement is not contingent on the approval of the other Fund’s New Subadvisory Agreement.

Q:	HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A:	Your investment in a Fund will not change as a result of the Transaction. You will still own the same number of shares in the Fund, and the value of your investment will not change as a result of the Transaction. As the Prior Subadvisory Agreements were between SunAmerica and AIGGIC, the New Subadvisory Agreements, if approved by shareholders, will be between SunAmerica and PineBridge, as successor to AIGGIC. Furthermore, the terms of the New Subadvisory Agreements are substantially similar to the terms of the Prior Subadvisory Agreements, with the only material differences being the provisions setting forth the effective and termination dates, a revision to the indemnification of SunAmerica by PineBridge and the addition of a representation by PineBridge regarding the insurance coverage it will maintain.

Q:	WILL THE ADVISORY AND SUBADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT?

A:	Yes, the advisory and subadvisory fee rates will remain the same for each Fund upon the approval of each New Subadvisory Agreement. The investment advisory and management agreements between the Funds and SunAmerica are not impacted by the Transaction, and the subadvisory fees under the New Subadvisory Agreements, which are payable by SunAmerica and not the Funds, will remain the same.

Q:	WHY AM I BEING ASKED TO VOTE FOR PROPOSAL 2?

A:	Shareholders of the Strategic Bond Fund and the International Equity Fund are being asked to vote on Proposal 2 in order to operate those Funds in a manner consistent with the Manager of Managers Order. Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser. The SEC granted SunAmerica the Manager of Managers Order. The Manager of Managers Order permits SunAmerica, on behalf of a Fund, to enter into or amend subadvisory agreements with unaffiliated subadvisers without the approval of the Fund’s shareholders, provided the Fund’s shareholders adopt a policy authorizing SunAmerica, with the approval of the Board, to take such action. SunAmerica is already able to rely on the Manager of Managers Order with respect to the International Small-Cap Fund and therefore shareholders of this Fund are not being asked to approve Proposal 2.

Q:	ARE THE FUNDS PAYING FOR PREPARATION, PRINTING AND MAILING OF THIS JOINT PROXY STATEMENT?

A:	Costs associated with preparing, printing and mailing this joint proxy statement will be allocated among PineBridge, the Strategic Bond Fund and the International Equity Fund such that the costs associated with Proposal 1 will be borne by PineBridge and the costs associated with Proposal 2 will be borne by the Strategic Bond Fund and the International Equity Fund. The anticipated expenses to be borne by the Strategic Bond Fund and the International Equity Fund are $[ ] and $[ ], respectively. Such expenses, however, are subject to the expense limitation agreement applicable to each Fund. Insofar as shareholders of the International Small-Cap Fund are not being asked to approve Proposal 2, that Fund will not bear any of the costs associated with this joint proxy statement.

Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

A:	With respect to each Fund, each Proposal must be approved by the affirmative vote of the lesser of (a) a majority of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. No Proposal is conditioned upon the approval of any other Proposal.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that shareholders vote “FOR” the Proposal(s).

Q:	HOW CAN I VOTE MY SHARES?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card(s);

•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card(s);

•	Through the Internet, by using the Internet address located on your proxy card(s) and following the instructions on the site; or

•	In person at the Special Meeting.

Q:	WHO DO I CALL IF I HAVE QUESTIONS?

A:	If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, The Altman Group, at (866) 721-1619.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

SUNAMERICA INCOME FUNDS

SunAmerica Strategic Bond Fund

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

SunAmerica International Small-Cap Fund

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

February 16, 2010

TO THE SHAREHOLDERS:

The special joint meeting (the “Special Meeting”) of the shareholders of the SunAmerica Strategic Bond Fund, a series of SunAmerica Income Funds (the “Strategic Bond Fund”), the SunAmerica International Equity Fund, a series of SunAmerica Equity Funds (the “International Equity Fund”), and the SunAmerica International Small-Cap Fund, a series of SunAmerica Equity Funds (the “International Small-Cap Fund” and together with the Strategic Bond Fund and the International Equity Fund, the “Funds” and each, a “Fund”), will be held at the offices of SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, February 16, 2010, at 9:30 a.m. Eastern Time, for the following purposes:

Matters to be voted upon by shareholders of each Fund:

Proposal 1.	To approve a new subadvisory agreement between SunAmerica and PineBridge Investments LLC (“PineBridge”).

Matters to be voted upon by shareholders of the Strategic Bond Fund and the International Equity Fund:

Proposal 2.	To approve the operation of the Strategic Bond Fund and the International Equity Fund in a manner consistent with the exemptive order received from the Securities and Exchange Commission (the “SEC”) that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board of Trustees but without obtaining shareholder approval (the “Manager of Managers Order”).

Other Matters:

Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Funds’ Board of Trustees has fixed the close of business on December 14, 2009 as the record date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your vote(s) be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote(s) is/are important regardless of the size of your holdings in any or all of the Funds. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card(s) and return it/them promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see page [12] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

By Order of Each Fund’s Board,

/s/ Gregory N. Bressler
Gregory N. Bressler
Secretary
SunAmerica Income Funds
SunAmerica Equity Funds

Jersey City, New Jersey
Dated: January [ ], 2010

SUNAMERICA INCOME FUNDS

SunAmerica Strategic Bond Fund

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

SunAmerica International Small-Cap Fund

Harborside Financial Center

3200 Plaza 5 Jersey City, New Jersey 07311

JOINT PROXY STATEMENT

Special Joint Meeting of Shareholders

February 16, 2010

Introduction

This joint proxy statement (the “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies on behalf of the Board of Trustees of SunAmerica Income Funds and SunAmerica Equity Funds, each a Massachusetts business trust, on behalf of (i) the SunAmerica Strategic Bond Fund, a series of SunAmerica Income Funds (the “Strategic Bond Fund”), (ii) the SunAmerica International Equity Fund, a series of SunAmerica Equity Funds (the “International Equity Fund”), and (iii) the SunAmerica International Small-Cap Fund, a series of SunAmerica Equity Funds (the “International Small-Cap Fund,” and together with the Strategic Bond Fund and the International Equity Fund, the “Funds” and each, a “Fund”), each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to be voted at a special joint meeting of the shareholders of each Fund (the “Special Meeting”). The shares of beneficial interest of the Strategic Bond Fund, the International Equity Fund and the International Small-Cap Fund are referred to as “shares” and the holders of the shares, as “shareholders.” The Board of Trustees of SunAmerica Income Funds and SunAmerica Equity Funds is referred to as the “Board.”

The Special Meeting is scheduled to be held at the offices of the Funds’ investment adviser, SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 33 rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, February 16, 2010, at 9:30 a.m. EST. The approximate mailing date of this Proxy Statement is January [    ], 2010.

Each Fund provides periodic reports to all of its respective shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of your Fund’s most recent annual and semi-annual report, without charge, by calling 1-800-858-8850 or by writing to SunAmerica Income Funds or SunAmerica Equity Funds, as applicable, each at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 16, 2010. This Proxy Statement is available on the internet at [internet address].

PROPOSALS

The Special Meeting is being held for the shareholders of each Fund to consider and vote on the following proposals with respect to the Fund or Funds in which each shareholder is a shareholder (each, a “Proposal” and together, the “Proposals”), as indicated below and described more fully herein:

Matters to be voted upon by Shareholders of each Fund:

Proposal 1.	To approve a new subadvisory agreement between SunAmerica and PineBridge Investments LLC (“PineBridge”).

Matters to be voted upon by shareholders of the Strategic Bond Fund and the International Equity Fund:

Proposal 2.	To approve the operation of the Strategic Bond Fund and the International Equity Fund in a manner consistent with the exemptive order received from the Securities and Exchange Commission (the “SEC”) that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval (the “Manager of Managers Order”).

Other Matters:

Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

PROPOSAL 1:	APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA AND PINEBRIDGE

Background

SunAmerica serves as the investment adviser to the SunAmerica Income Funds, including the Strategic Bond Fund, pursuant to an investment advisory and management agreement initially entered into on January 1, 1999, the continuation of which was last approved by the Board at an in-person meeting held on August 25-26, 2009. SunAmerica serves as the investment adviser to the SunAmerica Equity Funds, including the International Equity Fund and the International Small Cap Fund, pursuant to an investment advisory and management agreement initially entered into on January 1, 1999, the continuation of which was last approved by the Board at an in-person meeting held on August 25-26, 2009. These investment advisory and management agreements are each referred to as an “Advisory Agreement” and collectively, as the “Advisory Agreements.”

Pursuant to the Advisory Agreements, SunAmerica, as investment adviser and administrator to the Funds, selects the subadvisers for the Funds, may manage certain portions of the Funds, and provides various administrative services and supervises the Funds’ daily business affairs, subject to general oversight and review by the Board. The Advisory Agreements authorize SunAmerica to retain the subadvisers for the Fund or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Funds with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.

Each Fund’s subadviser acts pursuant to a subadvisory agreement with SunAmerica that has been approved by the Board, including a majority of the Board’s trustees who are not “interested persons,” as defined under the 1940 Act, of SunAmerica or the subadviser (the “Independent Trustees”). The subadvisers’ duties include furnishing continuing advice and recommendations to the relevant portions of their respective portfolio(s) regarding securities to be purchased and sold. The subadvisers discharge their responsibilities subject to the policies of the Board and the oversight and supervision of SunAmerica. SunAmerica, and not the Funds, is responsible for payment of the subadvisory fees to the subadvisers.

The New Subadvisory Agreements

AIG Global Investment Corp. (“AIGGIC”) serves as the subadviser to the Strategic Bond Fund and the International Equity Fund pursuant to subadvisory agreements between SunAmerica and AIGGIC dated January 1, 2002, with respect to the Strategic Bond Fund, and November 16, 2001, with respect to the International Equity Fund. AIGGIC serves as the subadviser to the International Small Cap Fund pursuant to an amendment dated May 1, 2006 to the subadvisory agreement between SunAmerica and AIGGIC initially entered into on November 16, 2001. These subadvisory agreements, together with all amendments, are each referred to as a “Prior Subadvisory Agreement” and collectively, as the “Prior Subadvisory Agreements.” The Board last approved the Prior Subadvisory Agreements at an in-person meeting of the Board held on

August 25-26, 2009, and the Prior Subadvisory Agreements were last approved by the Funds’ shareholders on November 7, 2001 (with respect to the Strategic Bond Fund), November 16, 2001 (with respect to the International Equity Fund) and May 1, 2006 (with respect to the International Small-Cap Fund).

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of AIG Investments, including its interest in AIGGIC, to Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group (the “Transaction”). Prior to and in preparation for the closing of the Transaction, AIG intends to merge AIGGIC with and into PineBridge Investments LLC, a Delaware limited liability company (“PineBridge”). In addition, Bridge and AIG have entered into an agreement to negotiate definitive documentation granting AIG an option, exercisable within six months of the closing, to purchase up to 20% of the divested business, on the same pricing terms as the Transaction. PineBridge, as successor to AIGGIC, would remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in the first quarter of 2010, and is subject to the receipt of various regulatory approvals and consents and the satisfaction of other conditions to closing. Upon the closing of the Transaction, PineBridge will become an indirect, wholly-owned subsidiary of Bridge. The closing of the Transaction will result in an “assignment” of the Prior Subadvisory Agreements which, under the terms of the Prior Subadvisory Agreements and as required by law, will result in the automatic termination of each of the Prior Subadvisory Agreements.

At an in-person meeting held on November 9, 2009, the Board, including a majority of the Independent Trustees, approved new subadvisory agreements with respect to the Funds between SunAmerica and PineBridge, the successor to AIGGIC (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”). The New Subadvisory Agreements are subject to approval by each Fund’s respective shareholders.

To ensure uninterrupted subadvisory services during the period prior to the Special Meeting, the Board also approved at the November 9, 2009 meeting interim Subadvisory Agreements between SunAmerica and PineBridge, with respect to the Funds (each, an “Interim Subadvisory Agreement” and together, the “Interim Subadvisory Agreements”). The Interim Subadvisory Agreements were approved by the Board pursuant to Rule 15a-4 under the 1940 Act. Each Fund’s Interim Subadvisory Agreement provides for PineBridge to continue its portfolio management responsibilities pursuant to terms that are identical to the terms of the respective Prior Subadvisory Agreement, with the exception of the provisions required by Rule 15a-4 pertaining to the term and effectiveness of an interim subadvisory agreement and the escrow of fees accrued thereunder. The subadvisory fee in each of the Interim Subadvisory Agreements is identical to the subadvisory fee in the respective Prior Subadvisory Agreement. The Interim Subadvisory Agreements will go into effect upon the closing of the Transaction and will remain in effect for 150 days thereafter, or until a Fund’s New Subadvisory Agreement is approved by that Fund’s shareholders, whichever is earlier.

If a Fund’s New Subadvisory Agreement is approved, the New Subadvisory Agreement will replace the Interim Subadvisory Agreement and PineBridge will continue to manage the Fund. The New Subadvisory Agreement would remain in effect until August 31, 2011, and would be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder. The form of the New Subadvisory Agreement relating to the Strategic Bond Fund is attached to this Proxy Statement as Exhibit A, and the form of the New Subadvisory Agreement relating to the International Equity Fund and the International Small-Cap Fund is attached to this Proxy Statement as Exhibit B. The following discussion provides a comparison of the terms of each Fund’s Prior Subadvisory Agreement to the terms of the New Subadvisory Agreement.

The Board unanimously recommends that the shareholders of each Fund vote “FOR” the proposal to approve the New Subadvisory Agreements.

Comparison of Prior Subadvisory Agreements and New Subadvisory Agreements

Each of the New Subadvisory Agreements and the Prior Subadvisory Agreements are substantially similar, with the exception of the effective dates and terms of the New Subadvisory Agreements, an additional representation by PineBridge pertaining to the professional liability insurance coverage it will maintain, a revised indemnification section, and other non-material updating items. The subadvisory fees under the New Subadvisory Agreements are identical to those under the Prior Subadvisory Agreements.

With respect to the additional representation by PineBridge, the New Subadvisory Agreement contains a representation by PineBridge that it shall maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of the New Subadvisory Agreement, is acceptable to SunAmerica. With respect to the revised indemnification provision, the New Subadvisory Agreement contains a broader indemnification from PineBridge to

SunAmerica, such that PineBridge would now indemnify SunAmerica and its affiliates, and each of its officers and directors, and each person controlling SunAmerica, against losses (including legal and other expenses), which may be based upon any wrongful act or breach of the New Subadvisory Agreement by PineBridge or any failure by PineBridge to comply with certain of its representations and warranties. For further information regarding the revisions made to the indemnification provisions, see “Comparison of Prior Subadvisory Agreements and New Subadvisory Agreements – Limitation of Liability” on page [5]. These modifications to the New Subadvisory Agreements relate to PineBridge’s obligation under the New Subadvisory Agreements and do not impact SunAmerica’s obligations to the Funds under the Advisory Agreements.

Investment Advisory Services. The investment advisory services to be provided by PineBridge to each of the Funds under their respective New Subadvisory Agreement are identical to the services provided by AIGGIC to each of the Funds under their respective Prior Subadvisory Agreement. Both the Prior Subadvisory Agreements and New Subadvisory Agreements provide that, subject to the supervision, direction and approval of SunAmerica and the Board, the subadviser is responsible for managing the investment and reinvestment of each Fund’s assets in a manner consistent with each Fund’s respective investment objectives, policies and restrictions, and applicable federal and state law. The subadviser makes decisions with respect to all purchases and sales of securities and other transactions involving securities and other investment assets for the portion of each Fund’s assets that the subadviser manages. In order to implement its investment decisions, the subadviser would have full discretion and be authorized to place orders and issue instructions with respect to those transactions for the Funds. The subadviser would not, however, be responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Funds, but would provide such assistance as is reasonably requested by SunAmerica.

The terms of each Prior Subadvisory Agreement and New Subadvisory Agreement further specify that the subadviser will maintain all books and records with respect to each Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder and deliver to SunAmerica and the Board such periodic and special reports as SunAmerica or the Board may reasonably request. Furthermore, each Prior Subadvisory Agreement and New Subadvisory Agreement provides that the subadviser will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under each Subadvisory Agreement.

Fees. The fees to be paid by SunAmerica to PineBridge under each Fund’s New Subadvisory Agreement are identical to the fees paid by SunAmerica to AIGGIC under that Fund’s Prior Subadvisory Agreement. The following chart sets forth the subadvisory fees paid to AIGGIC under the Prior Subadvisory Agreements, which subadvisory fees will be paid to PineBridge under the New Subadvisory Agreements.

Fund	Fees Under the Prior Subadvisory Agreements and the New Subadvisory Agreements

Strategic Bond Fund	0.35% on the first $200 million 0.25% on the next $300 million 0.20% thereafter
International Equity Fund	0.47%
International Small-Cap Fund	0.60%*

*	For the year ended September 30, 2009, AIGGIC agreed to voluntarily waive 0.05% of the subadvisory fee it receives from SunAmerica for its services as subadviser to the International Small-Cap Fund. PineBridge has agreed to continue this voluntary waiver, however such waiver may be discontinued at any time. As SunAmerica, and not the Funds, pays the subadvisory fees, the fee waiver, or discontinuation of the fee waiver, will not impact the fees paid by the International Small-Cap Fund.

Under both the Prior Subadvisory Agreements and the New Subadvisory Agreements, the subadviser has no right to obtain compensation directly from the Funds for services provided under the Subadvisory Agreements and looks solely to SunAmerica for payment of fees due. The following table shows the fees paid to AIGGIC by SunAmerica for services performed by AIGGIC under the Prior Subadvisory Agreements, for each Fund’s most recently completed fiscal year.

Fund	Actual Subadvisory Fees Paid

Strategic Bond Fund(1)	$1,748,390
International Equity Fund(2)	$549,447
International Small-Cap Fund(2)	$295,626

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended September 30, 2009.

With respect to the Strategic Bond Fund and the International Small Cap Fund, AIGGIC acts as the subadviser for another registered investment company with substantially similar investment policies and/or strategies. AIGGIC does not act as the subadviser to a registered investment company with substantially similar investment policies and/or strategies to that of the International Equity Fund. The following table sets forth the subadvisory fees paid to AIGGIC for services performed as subadviser to the comparable funds described above.

Comparable Fund	Net Assets	Comparable Fund Subadvisory Fee Payable to AIGGIC

Strategic Bond Fund, a series of VALIC Company II	$351,497,822	0.35% on first $200 million 0.25% on next $300 million 0.20% on assets over $500 million

International Small Cap Equity Fund, a series of VALIC Company II	$562,725,332	0.50%

Payment of Expenses. Under both the Prior Subadvisory Agreements and the New Subadvisory Agreements, the subadviser will bear all expenses (excluding expenses to be borne by a Fund as described in the New Subadvisory Agreements) in connection with the performance of its services under the New Subadvisory Agreements. The nature of the expenses to be borne by each Fund under its New Subadvisory Agreement are the same as under the Fund’s Prior Subadvisory Agreement.

Limitation on Liability. Each Prior Subadvisory Agreement and each New Subadvisory Agreement generally provide that the subadviser will not be liable to the applicable Fund or its respective shareholders for any act or omission in the course of, or connected with, its services or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, by PineBridge in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations or duties under the New Subadvisory Agreement. Under the Prior Subadvisory Agreements, AIGGIC’s indemnification of SunAmerica was limited to losses (including reasonable legal and other expenses) resulting from the willful misfeasance, bad faith, or gross negligence of AIGGIC. Each New Subadvisory Agreement revises the subadviser’s indemnification of SunAmerica such that PineBridge will indemnify SunAmerica, its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica, against losses (including legal and other expenses), which may be based upon any wrongful act or breach of the New Subadvisory Agreement by PineBridge or any failure by PineBridge to comply with its representations and warranties.

Continuance. Each Prior Subadvisory Agreement was effective for an initial term of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If a Fund’s New Subadvisory Agreement is approved by shareholders, the New Subadvisory Agreement will replace the Interim Subadvisory Agreement and PineBridge will continue to manage the Fund. The New Subadvisory Agreement would remain in effect until August 31, 2011, and would be subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder. Each Fund’s Prior Subadvisory Agreements and New Subadvisory Agreement contain the same provisions regarding continuance of the Agreement, with the exception of the dates of effectiveness and termination.

Termination. Each Fund’s Prior Subadvisory Agreement and New Subadvisory Agreement provide that they may be terminated, without penalty, (i) by a majority of the Board or by vote of holders of a majority of the outstanding voting securities of the Fund at any time, (ii) by SunAmerica on not less than thirty (30) nor more than sixty (60) days’ written notice to the applicable Fund and the subadviser, or (iii) by the subadviser upon ninety (90) days’ written notice to the applicable Fund and SunAmerica. As with the Prior Subadvisory Agreements, each New Subadvisory Agreement will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory and Management Agreement between SunAmerica and the respective Fund.

Factors Considered by the Board of Trustees

The Board, including the Independent Trustees, approved the New Subadvisory Agreements at an in-person meeting of the Board held on November 9, 2009. In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and AIGGIC provided, materials relating to the Board’s consideration of whether to approve each New Subadvisory Agreement. These materials included (a) information concerning the Transaction, including the proposed corporate restructuring of AIGGIC into PineBridge in anticipation of the closing of the Transaction; (b) a summary of the services to be provided by PineBridge, as successor to AIGGIC; (c) information independently compiled by Lipper on fees and expenses of the Funds as compared to a representative group of similar funds as determined by Lipper; (d) information provided by AIGGIC on fees and expenses of funds with similar investment styles as the Funds; (e) performance information of the Funds as well as performance information of funds and accounts managed by AIGGIC with investment policies and/or strategies similar to the Funds; (f) a discussion of indirect benefits to PineBridge; (g) a report by SunAmerica of PineBridge’s compliance policies and procedures; (h) a summary of brokerage and soft dollar practices; and (i) a discussion of the key personnel of PineBridge. In determining whether to approve each New Subadvisory Agreement, the Board, including the Independent Trustees, considered the following information:

Nature, Extent and Quality of Services Provided by PineBridge. The Board, including the Independent Trustees, considered the nature, extent and quality of services to be provided to the Funds by PineBridge, as successor to AIGGIC. The Board observed that they had a long-standing relationship with AIGGIC. The Board also considered information relating to the Transaction and representations from AIGGIC and the Pacific Century Group (“PCG”), which would be the ultimate parent company of PineBridge, that PCG was committed to PineBridge and would devote sufficient resources to PineBridge. The Board noted that the services to be provided by PineBridge would be identical to the services that AIGGIC has provided to the Funds, which would include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by a Fund, subject to the oversight and review of SunAmerica. In addition, the Board reviewed AIGGIC’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals, and considered the resources PineBridge was expected to have under its new ownership structure. The Board also reviewed the personnel that would be responsible for providing subadvisory services to the Funds and considered that the key investment personnel at AIGGIC that were responsible for managing the Funds would continue to manage the Funds as portfolio managers at PineBridge. The Board also considered that certain other key personnel of AIGGIC would continue with PineBridge and that PCG anticipated allowing PineBridge to manage its day-to-day operations.

The Board concluded, based on the materials provided and its prior experience with AIGGIC, that: (i) PineBridge would be able to retain high quality portfolio managers and other investment personnel; (ii) PineBridge would continue to exhibit a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) PineBridge would be responsive to requests of the Board and of SunAmerica. The Board considered that AIGGIC had developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of each Fund as set forth in its prospectus, and that such policies and procedures were expected to continue at PineBridge. The Board also considered AIGGIC’s code of ethics and compliance and regulatory history. The Board concluded that the nature and extent of services to be provided by PineBridge to the Funds under the New Subadvisory Agreements were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. The Board, including the Independent Trustees, considered the investment performance of AIGGIC. In connection with its review, the Board received information prepared by AIGGIC regarding the performance information of the Funds as compared to two variable annuity funds subadvised by AIGGIC whose investment policies and/or strategies are substantially similar to those of the Strategic Bond Fund and the International Small-Cap Fund, respectively. The Board noted that the performance of these comparable funds was similar to the performance of the Strategic Bond Fund and the International Small-Cap Fund, with the exception of the three-year period ended September 30, 2009, where the performance of the comparable fund to the International Small Cap Fund outperformed the International Small-Cap Fund. The Board did not review comparisons of other account information for the International Equity Fund as AIGGIC reported that it did not act as the subadviser to any other registered investment companies with investment policies and/or strategies substantially similar to that of the International Equity Fund. The Board also reviewed certain composite performance information relating to AIGGIC’s institutional small-cap equity mandates.

The Board also reviewed a Lipper report with respect to the Funds that was provided at the August 25-26, 2009 Board meeting in connection with the annual renewal of the Funds’ Prior Subadvisory Agreements. The Lipper report provided performance information through May 31, 2009 with respect to the Funds and a representative group of similar funds as determined by Lipper. The Board also considered the performance information of the Funds through September 30, 2009.

With respect to the Strategic Bond Fund, the Board considered that while the Fund ranked in the fifth quintile of its Peer Group for the one year period ended May 31, 2009, the Fund ranked in the second quintile for the ten-year period and ranked in the third quintile for the two-, three-, four- and five-year periods. The Board noted that, despite the lagging short-term performance, the Fund’s overall performance was adequate.

With respect to the International Equity Fund, the Board considered that the International Equity Fund ranked in the fourth quintile of its Peer Group for the five-year period ended May 31, 2009 and ranked in the fifth quintile for the one-, two-, three- and four-year periods. The Board also considered that the Fund ranked in the fourth quintile of its larger Peer Universe for the ten-year period ended May 31, 2009. The Board further considered that the Fund’s performance over the six-month period ended September 30, 2009 had improved. Nonetheless, the Board noted that the Fund’s performance does not meet the Board’s expectations and that it would continue to monitor the performance of this Fund.

With respect to the International Small-Cap Fund, the Board noted that the Fund has a relatively small Peer Group; however, the Board considered that the Fund ranked in the fourth quintile of its Peer Group for the two-year period ended May 31, 2009 and ranked in the fifth quintile for the one-year period. The Board also considered that the Fund ranked in the fifth quintile of its larger Peer Universe for the three-year period ended May 31, 2009. The Board further considered that the Fund’s performance over the six-month period ended September 30, 2009 had improved. Nonetheless, the Board noted that the Fund’s performance does not meet the Board’s expectations and that it would continue to monitor the performance of this Fund.

Consideration of the Subadvisory Fees and the Cost of the Services and Profits to be Realized by PineBridge and its Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by SunAmerica to PineBridge pursuant to the New Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by PineBridge or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the subadvisory fees under the New Subadvisory Agreements, which are identical to the subadvisory fees of the Prior Subadvisory Agreements, the Board reviewed the Lipper report referenced above that was provided at the August 25-26, 2009 Board meeting in connection with the annual renewal of the Funds’ Prior Subadvisory Agreements. The Lipper report addressed the expense information with respect to the Funds and a representative group of similar funds as determined by Lipper. In considering the reasonableness of the subadvisory fee to be paid by SunAmerica to PineBridge on behalf of the Funds, the Board reviewed expense comparisons by Lipper including contractual and actual subadvisor fees as a portion of actual net management fees. The Board compared the Funds’ contractual subadvisory fees to those of other funds within its Peer Group and Peer Universe as a guide to help assess the subadvisory fee to be paid to PineBridge. The Board noted that the Peer Group information as a whole was useful in assessing whether the subadviser was providing services at a cost that was competitive with other similar funds. The Board also considered information provided by AIGGIC on fees relating to the two variable annuity funds subadvised by AIGGIC whose investment policies and/or strategies are substantially similar to those of the Strategic Bond Fund and the International Small-Cap Fund, and noted that the fees payable to AIGGIC with respect to the respective comparable fund were identical to those payable to AIGGIC for the Strategic Bond Fund, and similar to those payable to AIGGIC for the International Small-Cap Fund. The Board further reviewed the standard investment management fee schedule for AIGGIC’s small-cap composite accounts and noted that the standard fees were higher that the subadvisory fee payable to AIGGIC for the International Small-Cap Fund but observed that these accounts were not registered investments companies and were generally not subadvised accounts, and further that such fees could vary among accounts. The Board also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted the subadvisory fees paid to AIGGIC under the Prior Subadvisory Agreements and the proposed subadvisory fees that will be paid to PineBridge under the New Subadvisory Agreements are identical. The Board also considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board further considered whether there were any collateral or “fall-out” benefits that PineBridge and its affiliates may derive as a result of their relationship with the Funds. The Board noted that PineBridge believes that any such benefits would be de minimis and would not impact the reasonableness of the management fees.

The Board also reviewed financial information and other reports from PineBridge and considered whether PineBridge would have the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. In connection with its review, the Board received the consolidated financial statements of AIG and its subsidiaries, including AIGGIC, for the year ended December 31, 2008. The Board also received pro forma financial information for Bridge. The Board concluded that PineBridge had the financial resources necessary to perform its obligations under its Fund’s New Subadvisory Agreement and would provide its Fund with high quality services. The Board also concluded that the subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board did not review specific information regarding whether there would be economies of scale with respect to PineBridge’s management of either of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board noted that it considered information regarding economies of scale in the context of the renewal of the respective Advisory Agreements with SunAmerica.

Other Factors. In consideration of the New Subadvisory Agreements, the Board also received information regarding PineBridge’s brokerage and soft dollar practices. The Board considered that SunAmerica and PineBridge are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates.

Conclusion. After a full and complete discussion, the Board approved a New Subadvisory Agreement, subject to shareholder approval, for each Fund. Based upon their evaluation, the Board, including its Independent Trustees, was satisfied that the terms of each New Subadvisory Agreement are fair and reasonable and in the best interests of the relevant Fund and its shareholders. In arriving at a decision to approve the New Subadvisory Agreements, the Board did not identify a single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent counsel in making these determinations. Accordingly, the Board, including the Independent Trustees, unanimously approved, and recommends that shareholders of the Strategic Bond Fund, the International Equity Fund and the International Small-Cap Fund, approve the New Subadvisory Agreement entered into on behalf their respective Fund.

Information About AIGGIC

AIGGIC is an indirect, wholly owned subsidiary of AIG and is a part of AIG Investments. AIG Investments comprises a group of international investment companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of September 30, 2009, AIGGIC managed approximately $611 billion of which approximately $520 billion relates to affiliated assets.

The following chart sets forth the name and principal occupation of the executive officers and directors of AIGGIC, who are expected to continue in such capacities at PineBridge.

PineBridge Investments LLC

Name and Address*	Principal Occupation

Win J. Neuger	Chief Executive Officer and Executive Committee Member
Hans K. Danielsson	Senior Managing Director and Executive Committee Member
Robert T. Thompson	Senior Managing Director and Executive Committee Member
Connie Miller	Head of Human Resources and Executive Committee Member
Rachel E. Amos	General Counsel
Amy Pappas	Managing Director and Chief Financial Officer

*	The address for the AIGGIC personnel listed above is 70 Pine Street, 11th Floor, New York, New York 10270.

It is anticipated that PineBridge Investments LLC will be formed as a Delaware limited liability company and that its primcipal address will also be at 70 Pine Street, 11th Floor, New York, New York 10270. PineBridge will be a wholly owned subsidiary of Bridge Investments LLC, which is wholly owned by Bridge, a company owned by PCG, an Asia-based private investment group. PCG is majority owned by Mr. Li Tzar Kai, Richard.

The principal address of Bridge Investments LLC is [                        ]. The principal address of Bridge is Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands. The business address of Mr. Li Tzar Kai, Richard is 38th Floor, Citibank Tower, Citibank Plaza, 3 Gorden Road, Central, Hong Kong.

Information About SunAmerica

SunAmerica serves as the investment adviser and administrator to each Fund. The principal business office and address of SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly-owned subsidiary of AIG. AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

SunAmerica is an investment adviser registered with the SEC and serves as the investment adviser and administrator to the Funds pursuant to the Advisory Agreements. The Board last approved the Advisory Agreements at an in-person meeting of the Board held on August 25-26, 2009. Each Fund is an investment management company registered under the 1940 Act.

SunAmerica selects the subadvisers for the Funds, manages certain portfolios, provides various administrative services and supervises the Funds’ daily business affairs, subject, with respect to each Fund, to oversight by the members of the Board. Each Advisory Agreement authorizes SunAmerica to retain subadvisers for the relevant Fund for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the Funds with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.

The subadvisers of each Fund act pursuant to subadvisory agreements with SunAmerica that have been approved by the Board, including a majority of the Independent Trustees. The subadvisers’ duties include furnishing continuing advice and recommendations to the Funds regarding securities to be purchased and sold. The subadvisers discharge their responsibilities subject to the policies of the Board and the oversight and supervision of SunAmerica. SunAmerica, not the Funds, is responsible for payment of the subadvisory fees to the subadvisers.

Under each Fund’s Advisory Agreement, SunAmerica receives a fee from the Fund, accrued daily and payable monthly, based on the average daily net assets of the relevant Fund at the rates and the amounts listed below.

Fund	Advisory Fee Rate	Advisory Fee Paid

Strategic Bond Fund(1)	0.65% on the first $350 million 0.60% thereafter	$4,078,689
International Equity Fund(2)	1.00%	$1,169,035
International Small-Cap Fund(2)	1.15%	$618,128

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended September 30, 2009.

After payments to the Funds’ subadvisers, and pursuant to the Advisory Agreements, SunAmerica retained, with respect to each Fund, a management fee rate equal to the average daily net assets of each Fund at the rates listed below.

Fund	Advisory Fee Rate Retained	Advisory Fee Retained

Strategic Bond Fund(1)	0.36%	$2,330,300
International Equity Fund(2)	0.53%	$619,588
International Small-Cap Fund(2)	0.60%	$322,501

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended September 30, 2009.

PROPOSAL 2:	MANAGER OF MANAGERS PROPOSAL

The Board has approved and recommends that the shareholders of the Strategic Bond Fund and the International Equity Fund approve, each with respect to their respective Fund, the operation of these Funds in the manner authorized by the Manager of Managers Order, an SEC exemptive order received by SunAmerica, which permits SunAmerica, on behalf of a Fund, to enter into and amend contracts with unaffiliated subadvisers without the approval of the Fund’s shareholders, provided the Fund’s shareholders adopt a policy authorizing SunAmerica, with the approval of the Fund’s Board, to take such action. If this Proposal is approved by shareholders of a Fund, shareholders of the Fund will no longer have the ability to control the selection of the Fund’s unaffiliated subadvisers.

SunAmerica is already able to rely on the Manager of Managers Order with respect to the International Small-Cap Fund and therefore shareholders of this Fund are not being asked to approve Proposal 2.

Additional Information about the Manager of Managers Proposal

SunAmerica serves as the investment manager to the Strategic Bond Fund and the International Equity Fund. For some of the funds in the SunAmerica Family of Funds, SunAmerica makes the day-to-day investment decisions and for others, it does not. With respect to those funds for which SunAmerica does not make day-to-day investment decisions, SunAmerica establishes an investment program for the funds, and selects, compensates and evaluates the funds’ subadvisers. The subadvisers, in turn, make the day-to-day investment decisions for the funds. For these funds, SunAmerica, with the approval of each fund’s respective board of directors or board of trustees, as applicable, may hire, add or change a subadviser, subject to the following conditions.

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser, as well as between a fund and its investment manager. Shareholder action also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in each Fund’s shareholders’ best interests if the Board represents their interests in approving or rejecting recommendations made by SunAmerica regarding subadvisers. This approach will avoid the cost and delay associated with holding shareholder meetings to obtain approval for the changes.

The Manager of Managers Order. On December 3, 1996, the SEC granted SunAmerica the Manager of Managers Order exempting SunAmerica from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers. The Manager of Managers Order permits SunAmerica, on behalf of a Fund, to enter into a new subadvisory agreement or to amend an existing subadvisory agreement without the approval of the Fund’s shareholders, provided the Fund’s shareholders adopt a policy authorizing SunAmerica, with the approval of the Fund’s Board, to take such action. If a Fund has the ability to rely on the Manager of Managers Order, the Fund’s shareholders will no longer have the ability to control the selection of the Fund’s unaffiliated subadvisers.

Under the Manager of Managers Order, the Funds and SunAmerica are subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ shareholders are adequately protected. In addition, within 90 days of the hiring of a new subadviser, a Fund will provide its shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the Fund would be required to send to its shareholders in a proxy statement.

Shareholder approval of the Proposal, with respect to a Fund, will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to SunAmerica. SunAmerica, directly or through subadvisers, will continue to provide the same level of management and administrative services to the Funds as it always has provided.

Comparison of Present and Proposed Approval Process for Subadvisers

Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the applicable Fund’s Board. It is not anticipated that the factors considered by the Board in connection with this process will change as a result of a Fund’s ability to rely on the Manager of Managers Order. The factors considered by a Board in connection with the approval of a subadvisory contract, and fees paid pursuant to such contract, generally include, but are not limited to:

•	The nature, extent and quality of services to be provided by the subadviser;

•	The investment performance of the Fund and the subadviser, including any similar fund or account performance that the Board deems relevant;

•

The cost of the services to be provided and profits to be realized by the subadviser and its affiliates from the relationship with the Fund, as applicable, to the extent the Board deems relevant in the context of a subadvisory contract;

•	As applicable, any benefit derived or to be derived by the subadviser from the relationship with the Fund, such as soft dollar arrangements; and

•	Any other factors that the Board considers relevant to the subadviser’s performance as an investment adviser, including the subadviser’s compliance policies, code of ethics, and other considerations.

The Board of the Income Funds, with respect to the Strategic Bond Fund, and the Board of the Equity Funds, with respect to the International Equity Fund, believe that it is in the best interest of the Strategic Bond Fund and the International Equity Fund as well as each Fund’s shareholders to allow SunAmerica the flexibility to provide investment advisory services to the Fund through one or more subadvisers that have particular expertise in the type of investments on which the Fund focuses.

Without the ability to utilize the Manager of Managers Order, in order for SunAmerica to appoint a new subadviser or modify a subadvisory agreement materially for a Fund, the Fund’s Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, SunAmerica would be able to act more quickly to appoint a new subadviser if and when the Fund’s Board and SunAmerica believe that the appointment would benefit the Fund. The Board believes that granting SunAmerica, subject to the review and approval of the applicable Board, maximum flexibility to select, to supervise and to evaluate subadvisers, without incurring the otherwise necessary delay or expense of obtaining further shareholder approval, is in the best interest of the shareholders because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in SunAmerica (subject to review by the Board) in light of SunAmerica’s investment advisory expertise and its ability to select the most appropriate subadviser(s). SunAmerica believes that if in the future it becomes appropriate to change a subadviser to a Fund, it can use this experience and expertise in evaluating and choosing subadvisers that can add the most value to investments of the Fund’s shareholders.

Finally, the Board provides sufficient oversight of its Fund’s subadvisory arrangements to seeks to ensure that its Fund’s shareholders’ interests are protected whenever SunAmerica selects a subadviser or modifies a subadvisory agreement. The Board will continue to evaluate and, if satisfied, to approve all new subadvisory agreements (as well as any material modification to existing subadvisory agreements) with respect to its Fund. Members of each applicable Fund’s Board will analyze, with respect to their Fund, such factors that they consider to be relevant to the determination, including those factors enumerated above. As with each Fund’s Advisory Agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Manager of Managers Order provides relief.

The Board recommends that shareholders of each Fund approve their respective Manager of Managers Proposal. If shareholders of a Fund approve the Manager of Managers Proposal, the Fund’s ability to rely on the Manager of Managers Order will take effect immediately, subject to compliance with any additional conditions required by the Manager of Managers Order. If the Manager of Managers Proposal is not approved by a Fund, the Fund will continue to require shareholder approval of changes in its subadvisory relationships (other than the termination of an existing subadviser).

VOTING INFORMATION

Shareholders of record of a respective Fund at the close of business on December 14, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote. The number of Shares of each Fund that were issued and outstanding as of the Record Date is set forth in the following tables.

Fund and Class	Shares Outstanding

Strategic Bond Fund	[ ]
Class A	[ ]
Class B	[ ]
Class C	[ ]
International Equity Fund	[ ]
Class A	[ ]
Class B	[ ]
Class C	[ ]
Class I	[ ]
International Small-Cap Fund	[ ]
Class A	[ ]
Class B	[ ]
Class C	[ ]

Voting. Shareholders may vote their shares by mail, with the enclosed proxy card(s); by touch-tone telephone, with a toll-free call to the telephone number that appears on their proxy card(s); through the Internet, by using the Internet address located on their proxy card(s) and following the instructions on the site; and in person at the Special Meeting.

Quorum. A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of the holders of a majority of the Shares of each Fund that are issued and outstanding and entitled to vote thereat. For purposes of determining the presence of a quorum at the Special Meeting, abstentions and broker non-votes (that is, Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) will be counted as Shares present for purposes of determining whether a quorum is present. However, abstentions and broker non-votes will be counted as a vote against each of the Proposals.

Required Vote. With respect to each Fund, each Proposal must be approved by the affirmative vote of the lesser of (a) a majority of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. No Proposal is conditioned upon the approval of any other Proposal.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with the New Subadvisory Agreements in Proposal 1. Therefore, broker non-votes will have the effect of a vote “against” Proposal 1 for the Funds.

In the event that a quorum is not present at the Special Meeting for a Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal for a Fund are not received, the persons named as proxy holders may propose one or more adjournments of the Special Meeting for the affected Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting, whether in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.

The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the Proposals herein and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Special Meeting.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Funds’ Secretary, Gregory N. Bressler (the “Secretary”), at SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. To be effective, such revocation must be received by the Secretary prior to the Special Meeting. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a Shareholder present at the Special Meeting may withdraw his or her proxy by voting in person.

There are no rights of appraisal or similar rights of dissenters for shareholders of either Fund.

Each Fund will furnish to a Shareholder upon request and without charge, a copy of its most recent annual and semi-annual report. With respect to the Strategic Bond Fund, the most recent reports are those for the fiscal year ended March 31, 2009. With respect to the International Equity Fund and the International Small-Cap Fund, the most recent reports are the semi-annual report for the fiscal year ended September 30, 2009 and the annual report for the year ended September 30, 2008. To request a report, please write the Fund c/o SunAmerica at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or call the Fund at 1-800-858-8850.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-858-8850 (or contact your financial institution). We will begin sending individual copies thirty days after receiving your request.

Ownership of Shares

As of the Record Date, to the knowledge of the Strategic Bond Fund, the following persons beneficially owned or were the owners of record of 5% or more of the outstanding shares of the following classes of securities:

Name and Address of Shareholder	Class	Percentage Owned of Record
SunAmerica Focused Multi-Asset Strategy Fund Attn Greg Kingston 2929 Allen Pkwy # A8-10 Houston TX 77019-2218	A	15.80%
Merrill Lynch, Pierce, Fenner & Smith, Inc For the Sole Benefit of Its Customers Attn Service Team Sec# 97MD6 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	A	15.57%
Citigroup Global Market Inc House Acct 00109801250 Attn Peter Booth 7th Fl 333 W 34th St New York NY 10001-2402	B	12.17%
Merrill Lynch, Pierce, Fenner & Smith, Inc For the Sole Benefit of Its Customers Attn Service Team Sec# 97MD7 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	B	19.15%
Citigroup Global Market Inc House Acct 00109801250 Attn Peter Booth 7th Fl 333 W 34th St New York NY 10001-2402	C	13.29%
Merrill Lynch, Pierce, Fenner & Smith, Inc For the Sole Benefit of Its Customers Attn Service Team Sec# 97WS4 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C	30.93%

As of the Record Date, to the knowledge of the International Equity Fund, the following persons beneficially owned or were the owners of record of 5% or more of the outstanding shares of the following classes of securities:

Name and Address of Shareholder	Class	Percentage Owned of Record
SunAmerica Focused Equity Strategy Fund Attn Greg Kingston 2929 Allen Pkwy # A8-10 Houston TX 77019-2218	A	10.43%
SunAmerica Focused Multi-Asset Strategy Fund Attn Greg Kingston 2929 Allen Pkwy # A8-10 Houston TX 77019-2218	A	41.39%
SunAmerica Focused Balanced Strategy Fund Attn Greg Kingston 2929 Allen Pkwy # A8-10 Houston TX 77019-2218	A	9.00%
Merrill Lynch, Pierce, Fenner & Smith, Inc For the Sole Benefit Of its Customers Attention: Service Team Sec# 97NS0 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	C	6.42%
VALIC Retirement Services Company FBO Tampa General Hospital 403B Plan 2929 Allen Parkway A6-20 Houston, TX 77019-2155	I	44.83%
VALIC Retirement Services Company FBO City of Monterrey 403B Plan 2929 Allen Parkway A6-20 Houston, TX 77019-2155	I	5.38%
VALIC Retirement Services Company FBO MCG Health Inc 403B Plan 2929 Allen Parkway A6-20 Houston, TX 77019-2155	I	5.35%
VALIC Retirement Services Company FBO City of Albuquerque 403B Plan 2929 Allen Parkway A6-20 Houston, TX 77019-2155	I	21.47%

As of the Record Date, to the knowledge of the International Small-Cap Fund, the following persons beneficially owned or were the owners of record of 5% or more of the outstanding shares of the following classes of securities:

Name and Address of Shareholder	Class	Percentage Owned of Record
SunAmerica Focused Multi-Asset Strategy Fund Attn Greg Kingston 2929 Allen Pkwy # A8-10 Houston TX 77019-2218	A	75.63%
American Home Assurance Company c/o AIG Global Investments Group Attn Matthew Dattolico 70 Pine St 15th Fl New York NY 10270-0002	A	21.00%
Frankel & Tennant Professional Corp Retirement Trust Benjamin Frankel & Douglas Tennant TTEES 895 Dove St Ste 119 Newport Beach CA 92660-2944	B	15.85%
SunAmerica Trust Co Cust FBO Eugene R Warner SEP IRA 316 Bandera St La Jolla CA 92037-7901	B	6.55%
Paul A Gardewine Marie Gardewine JT WROS 1907 Copper Ct Ballwin MO 63011-4800	C	7.32%
Robert A Thurlow & Helen R Thurlow Community Property 7526 Teak Way Rch Cucamonga CA 91730-1531	C	6.20%
Merrill Lynch, Pierce, Fenner & Smith, Inc For the Sole Benefit Of its Customers Attention: Service Team Sec# 97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	C	5.39%
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	C	7.16%

The Trustees and officers of each of the Funds and members of their families as a group beneficially owned less than 1% of the beneficial interest of each Fund as of the Record Date.

Servicing Agent

SunAmerica Fund Services, Inc. (“SAFS”) assists the Funds’ transfer agent in providing shareholder services. SAFS, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B and Class C shares of the Strategic Bond Fund, of Class A, Class B, Class C and Class I shares of the International Equity Fund and Class A, Class B and Class C shares of the International Small-Cap Fund.

Brokerage Commissions

The table below sets forth, for each of the Strategic Bond Fund’s, the International Equity Fund’s and the International Small-Cap Fund’s fiscal years (March 31, 2009, with respect to the Strategic Bond Fund, and September 30, 2009, with respect to the International Equity Fund and the International Small-Cap Fund), the aggregate brokerage commissions paid, the commissions paid to affiliated broker-dealers and the amount paid to affiliated broker-dealers as a percentage of each Fund’s aggregate brokerage commissions.

Fund	Aggregate Brokerage Commission	Amount Paid to Affiliated Broker-Dealers	Percentage of Commission paid to Affiliated Broker-Dealers

Strategic Bond Fund(1)	$4,186	$0	N/A
International Equity Fund(2)	$1,382,427	$0	N/A
International Small-Cap Fund(2)	$271,948	$0	N/A

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended September 30, 2009.

SunAmerica Capital Services, Inc. (the “Distributor”) serves as underwriter and distributor of the shares of each Fund. Both SunAmerica and the Distributor are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Funds and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about January [    ], 2010. The Funds’ shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Funds and their affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Funds have retained The Altman Group (“Altman”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The Funds’ shareholders may receive a telephone call from Altman asking them to vote. The proxy solicitation expenses in connection with the Proposals are estimated to be approximately $[            ]. Proxy solicitation expenses associated with Proposal 1 will be borne by PineBridge, whereas expenses associated with Proposal 2 will be borne by the Strategic Bond Fund and the International Equity Fund. The anticipated expenses to be borne by the Strategic Bond Fund and the International Equity Fund are $[        ] and $[        ], respectively. Such expenses, however, are subject to the expense limitation agreement applicable to each Fund. Insofar as shareholder of the International Small-Cap Fund are not being asked to approve Proposal 2, that Fund will not bear any of the costs associated with this joint proxy statement.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds. Representatives of SunAmerica and its affiliates and other representatives of the Funds may also solicit proxies. Questions about the proposal should be directed to SunAmerica by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

Shareholder Proposals

Neither Fund is required to hold an annual shareholder meeting, and therefore, it cannot be determined when the next meeting of either Fund’s shareholders will occur. If a shareholder wishes to submit a proposal for consideration at a Fund’s future shareholder meeting, the Fund must receive the proposal a reasonable time before the solicitation is to be made. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

By Order of each Fund’s Board,

/S/ JOHN GENOY
John Genoy
President
SunAmerica Income Funds SunAmerica Equity Funds

Dated: January [    ], 2010

EXHIBIT A

FORM OF SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of [            ] by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and PINEBRIDGE INVESTMENTS LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Income Funds, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of common stock, par value $.01 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Trust listed on Schedule A attached hereto (the “Fund”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Fund listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Fund set forth in the Trust’s current prospectus and statement of additional information as provided to the Subadviser, and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that the assets of each Fund set forth in Schedule A, or portion of each Fund’s assets, managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the Subadviser’s management of the assets of a Fund will be designed to achieve qualification by each Fund to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Fund assets, including depositing those assets in custody with institutions designated by the Trust; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Fund shares that may be sold in a particular state); provided that for purposes of Section 17(a), (d) and (e), the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Trust, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Adviser and Subadviser each agree that, to the extent the Subadviser is responsible for managing only a portion of a Fund, the Subadviser shall manage the portion of the assets of a Fund allocated to it as if it was a separate operating Fund and shall comply with this Section l (including, but not limited to, the investment objectives, policies and restrictions applicable to a Fund and qualifications of a Fund as a regulated investment company under the Code) only with respect to the portion of assets of a Fund allocated to Subadviser.

The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is acceptable to the Adviser; and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2. Fund Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Fund, or portion of the Fund’s assets allocated to it, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Fund transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Fund and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Fund transactions in securities and other investments for a Fund. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Fund’s transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge: 1) all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser seek to obtain best execution; 2) such direction may result in the Trust paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where the Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) the Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such, the Subadviser may be unable to fulfill the Adviser’s request for direction due to the reasons stated above.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Fund listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated. The Adviser and Subadviser acknowledge that the Fund will be ultimately responsible for all brokerage commissions, taxes, custodian fees and any other transaction-related fees, but that, for the purposes of this Agreement, as between the Adviser and the Subadviser, the Adviser will be responsible for such expenses, and the Adviser authorizes the Subadviser to incur and pay such expenses for the Fund, as deemed appropriate by the Subadviser.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Fund that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Adviser or any other subadviser to the Fund with respect to the portion of the assets of a Fund not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Fund’s assets not allocated to the Subadviser and with respect to any other Fund of the Trust.

10. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as Trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Fund until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other series of the Trust.

With respect to each Fund, this Agreement may be terminated at any time, without payment of a penalty by the Fund or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Fund, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Fund or the addition of any Fund to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Fund subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

12. Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

15. Separate Series. Pursuant to the provisions of the Declaration of Trust and the General Laws of the Commonwealth of Massachusetts, each Fund is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Fund shall be enforceable only against the assets of that Fund and not against the assets of any other Fund or of the Trust as a whole.

16. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:

PineBridge Investments LLC

175 Water Street

New York, New York 10038

With a copy to:

PineBridge Investments LLC

General Counsel

70 Pine Street

New York, New York 10270

Adviser:

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

Attention:	Gregory N. Bressler Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:
Name:
Title:

PINEBRIDGE INVESTMENTS LLC

By:
Name:
Title:

SCHEDULE A

Portfolio	Fee
(as percentage of average daily net assets the Subadviser manages for the Portfolio)
Strategic Bond Fund	0.35% on the first $200 million 0.25% on the next $300 million 0.20% thereafter

EXHIBIT B

FORM OF SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of [                    ] by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and PINEBRIDGE INVESTMENTS LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Equity Funds, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of common stock, par value $.01 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Trust listed on Schedule A attached hereto (the “Fund”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Fund listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Fund set forth in the Trust’s current prospectus and statement of additional information as provided to the Subadviser, and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that the portion of each Fund set forth in Schedule A, or portion of each Fund’s assets, managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the Subadviser’s management of the assets of a Fund will be designed to achieve qualification by each Fund to be treated as a “regulated investment company” under subchapter M, chapter I of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Fund assets, including depositing those assets in custody with institutions designated by the Trust; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Fund shares that may be sold in a particular state); provided that for purposes of Section 17(a), (d) and (e), the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Series or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Series in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Trust, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Adviser and Subadviser each agree that, to the extent the Subadviser is responsible for managing only a portion of a Fund, the Subadviser shall manage the portion of the assets of a Fund allocated to it as if it was a separate operating Fund and shall comply with this Section l (including, but not limited to, the investment objectives, policies and restrictions applicable to a Fund and qualifications of a Fund as a regulated investment company under the Code) only with respect to the portion of assets of a Fund allocated to Subadviser.

The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is acceptable to the Adviser; and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2. Fund Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Fund, or portion of the Fund’s assets allocated to it, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Fund transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Fund and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Fund transactions in securities and other investments for a Fund. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Fund’s transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge: 1) all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser seek to obtain best execution; 2) such direction may result in the Trust paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, etc.; 3) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where the Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) the Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such, the Subadviser may be unable to fulfill the Adviser’s request for direction due to the reasons stated above.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Fund listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated. The Adviser and Subadviser acknowledge that the Fund will be ultimately responsible for all brokerage commissions, taxes, custodian fees and any other transaction-related fees, but that, for the purposes of this Agreement, as between the Adviser and the Subadviser, the Adviser will be responsible for such expenses, and the Adviser authorizes the Subadviser to incur and pay such expenses for the Fund, as deemed appropriate by the Subadviser.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Fund that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser, its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Adviser or any other subadviser to the Fund with respect to the portion of the assets of a Fund not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Fund’s assets not allocated to the Subadviser and with respect to any other Fund of the Trust.

10. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as Trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Fund until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other series of the Trust.

With respect to each Fund, this Agreement may be terminated at any time, without payment of a penalty by the Fund or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Fund, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Fund or the addition of any Fund to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Fund subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

12. Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

15. Separate Series. Pursuant to the provisions of the Declaration of Trust and the General Laws of the Commonwealth of Massachusetts, each Fund is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Fund shall be enforceable only against the assets of that Fund and not against the assets of any other Fund or of the Trust as a whole.

16. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:

PineBridge Investments LLC

175 Water Street

New York, New York 10038

With a copy to:

PineBridge Investments LLC

General Counsel

70 Pine Street

New York, New York 10270

Adviser:

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

Attention:	Gregory N. Bressler Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:
Name:
Title:

PINEBRIDGE INVESTMENTS LLC

By:
Name:
Title:

SCHEDULE A

Portfolio	Fee
(as percentage of average daily net assets the Subadviser manages for the Portfolio)
SunAmerica International Equity Fund	0.47%
SunAmerica International Small-Cap Fund	0.60%

PROXY CARD

SUNAMERICA INCOME FUNDS

SunAmerica Strategic Bond Fund

Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2010

The undersigned shareholder of Strategic Bond Fund (the “Fund”), a series of SunAmerica Income Funds, a Massachusetts business trust, hereby appoints Kathleen Fuentes, John E. McLean and Joseph Duronio or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:30 a.m. (Eastern time), on Tuesday, February 16, 2010, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

Signature(s)	Date

Signature(s)	Date

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Control Number: 123456789123
2. TOUCHTONE PHONE:	Simply dial toll-free 866-458-9862 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com. Please have your Control number available at the time you plan to login.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD

SUNAMERICA INCOME FUNDS

SunAmerica Strategic Bond Fund

Important Notice Regarding the Availability of Proxy Materials for SunAmerica Strategic Bond Fund

Shareholder Meeting to Be Held on February 16, 2010.

The Proxy Statement for this meeting is available at: www.proxyonline.com

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

		FOR	AGAINST	ABSTAIN
1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA ASSET MANAGEMENT CORP. AND PINEBRIDGE INVESTMENTS, LLC	☐	☐	☐

2.	TO APPROVE THE OPERATION OF THE FUND IN A MANNER CONSISTENT WITH THE EXEMPTIVE ORDER RECEIVED FROM THE SECURITIES AND EXCHANGE COMMISSION THAT WOULD PERMIT SUNAMERICA TO, AMONG OTHER THINGS, ENTER INTO OR AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED SUBADVISERS UPON APPROVAL BY THE FUND’S BOARD OF TRUSTEES, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL	☐	☐	☐

3.	In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2010

The undersigned shareholder of International Equity Fund (the “Fund”), a series of SunAmerica Equity Funds, a Massachusetts business trust, hereby appoints Kathleen Fuentes, John E. McLean and Joseph Duronio or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:30 a.m. (Eastern time), on Tuesday, February 16, 2010, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

Signature(s)	Date

Signature(s)	Date

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Control Number: 123456789123
2. TOUCHTONE PHONE:	Simply dial toll-free 866-458-9862 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com. Please have your Control number available at the time you plan to login.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

Important Notice Regarding the Availability of Proxy Materials for SunAmerica International Equity Fund

Shareholder Meeting to Be Held on February 16, 2010.

The Proxy Statement for this meeting is available at: www.proxyonline.com

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

		FOR	AGAINST	ABSTAIN
1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA ASSET MANAGEMENT CORP. AND PINEBRIDGE INVESTMENTS, LLC	☐	☐	☐

2.	TO APPROVE THE OPERATION OF THE FUND IN A MANNER CONSISTENT WITH THE EXEMPTIVE ORDER RECEIVED FROM THE SECURITIES AND EXCHANGE COMMISSION THAT WOULD PERMIT SUNAMERICA TO, AMONG OTHER THINGS, ENTER INTO OR AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED SUBADVISERS UPON APPROVAL BY THE FUND’S BOARD OF TRUSTEES, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL	☐	☐	☐

3.	In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD

SUNAMERICA EQUITY FUNDS

SunAmerica International Small-Cap Fund

Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2010

The undersigned shareholder of International Small-Cap Fund, a series of SunAmerica Equity Funds, a Massachusetts business trust (the “Fund”), hereby appoints Kathleen Fuentes, John McLean and Joseph Duronio or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:30 a.m. (Eastern time), on Tuesday, February 16, 2010, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

Signature(s)	Date

Signature(s)	Date

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Control Number: 123456789123
2. TOUCHTONE PHONE:	Simply dial toll-free 866-458-9862 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com. Please have your Control number available at the time you plan to login.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD

SUNAMERICA EQUITY FUNDS

SunAmerica International Small-Cap Fund

Important Notice Regarding the Availability of Proxy Materials for SunAmerica International Small-Cap Fund

Shareholder Meeting to Be Held on February 16, 2010.

The Proxy Statement for this meeting is available at: www.proxyonline.com

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

		FOR	AGAINST	ABSTAIN
1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA ASSET MANAGEMENT CORP. AND PINEBRIDGE INVESTMENTS, LLC	☐	☐	☐

2.	In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA